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                                                                 Exhibit 10.2


                  MASTER AGREEMENT OF GUARANTY AND SURETYSHIP

     This Master Agreement of Guaranty and Suretyship (the "Guarantee") dated as of January 26, 1998, is made and given by each of the undersigned corporations in favor of the Agent and the Banks as defined in that certain Amended and Restated Credit Agreement dated as of January 26, 1998 (as it may hereinafter from time to time be amended, modified or supplemented, the "Credit Agreement"), by and among Grubb & Ellis Company, a Delaware corporation (the "Borrower"), the Guarantors, the Banks and PNC Bank, National Association, in its capacity as Agent for the Banks (the "Agent").

                                  BACKGROUND

     In order to induce the Banks to make and continue to make Loans to the Borrower and the Agent to issue Letters of Credit for the account of the Borrowers and the Guarantors in accordance with the terms of the Credit Agreement, each of the undersigned Guarantors hereby unconditionally and irrevocably guarantees and becomes surety as though it was a primary obligor for the full and timely payment when due, whether at maturity, by declaration, acceleration or otherwise, of the principal of and interest and fees on the Loans and Reimbursement Obligations (as defined in the Credit Agreement), of the Agent and the Banks to the Borrower under the Credit Agreement and the Notes issued by the Borrower in connection therewith and any extensions or renewals thereof, and each and every other obligation or liability (both those now in existence and those that shall hereafter arise and including, without limitation, all costs and expenses of enforcement and collection after the occurrence and during the continuance of an Event of Default, including reasonable attorney's fees) of the Borrower to the Agent and the Banks under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) except this Guarantee, and any extensions or renewals thereof (hereinafter referred to as the "Guaranteed Indebtedness"), whether or not such Guaranteed Indebtedness or any portion thereof shall hereafter be released or discharged or is for any reason invalid or unenforceable.

     1. Capitalized terms used herein and not otherwise defined herein shall have such meanings given to them in the Credit Agreement.

     2. This Guarantee amends and restates that certain Master Agreement of Guaranty and Suretyship dated March 13, 1997, of the Guarantors in favor of PNC Bank, National Association. This Guarantee is not intended as a novation, and shall not be a novation, of the obligations of the parties thereto and hereto.

     3. Each Guarantor agrees to make such full payment forthwith upon demand of the Agent or the Banks when the Guaranteed Indebtedness or any portion thereof is due to be paid by the Borrower to the Banks, whether at stated maturity, by declaration, acceleration or

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otherwise.  Each Guarantor agrees to make such full payment irrespective of whether or not any one or more of the following events has occurred: (i) the Agent or the Banks have made any demand on the Borrower or any other guarantor;
(ii) the Agent or the Banks have taken any action of any nature against the Borrower or any other guarantor; (iii) the Agent or the Banks have pursued any rights which it has against any other Person who may be liable for the Guaranteed Indebtedness; (iv) the Banks hold or have resorted to any security for the Guaranteed Indebtedness; or (v) the Agent or the Banks have invoked any other remedy or right it has available with respect to the Guaranteed Indebtedness. Each Guarantor further agrees to make full payment to the Banks even if circumstances exist which otherwise constitute a legal or equitable discharge of the Guarantor as surety or guarantor.

     4. Each Guarantor warrants to the Agent and the Banks that: (i) no other agreement (other than the Credit Agreement and the Loan Documents), representation or special condition exists between the Guarantor and the Banks regarding the liability of such Guarantor hereunder, nor does any understanding exist between such Guarantor and the Banks that the obligations of the Guarantor hereunder are or will be other than as set forth herein; and (ii) as of the date hereof, such Guarantor has no defense whatsoever to any action or proceeding that may be brought to enforce this Guarantee.

     5. Until indefeasible payment in full of the Loans and termination of all Letters of Credit and the Commitments, each Guarantor waives and agrees not to enforce any of the rights of the Guarantor against the Borrower or any other guarantor which arise as a result of this Guarantee, including, but not limited to: (i) any right of the Guarantor to be subrogated in whole or in part to any right or claim with respect to any Guaranteed Indebtedness or any portion thereof to the Banks which might otherwise arise from payment by the Guarantor to the Banks on the account of the Guaranteed Indebtedness or any portion thereof until all the Guaranteed Indebtedness is indefeasibly paid in full; and
(ii) any right of the Guarantor to require the marshalling of assets of the Borrower or any other guarantor which might otherwise arise from payment by the Guarantor to the Banks on account of the Guaranteed Indebtedness or any portion thereof. If any amount shall be paid to any Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, the Banks and shall forthwith be paid to the Agent to be credited and applied upon the Guaranteed Indebtedness, whether matured or unmatured, in accordance with the terms of the Credit Agreement. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

     6. Each Guarantor waives promptness and diligence by the Banks with respect to his rights under the Credit Agreement or any of the other Loan Documents, including, but not limited to, this Guarantee.

     7.   Each Guarantor waives any and all notice with respect to:
(i) acceptance by the Banks of this Guarantee; (ii) the provisions of any note, instrument or agreement relating to the Guaranteed Indebtedness; and (iii) any default in connection with the Guaranteed

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Indebtedness.

     8. Each Guarantor waives any presentment, demand, notice of dishonor or nonpayment, protest, and notice of protest in connection with the Guaranteed Indebtedness.

     9. Each Guarantor agrees that the Agent and the Banks may from time to time and as many times as the Agent and the Banks, in their absolute discretion, deem appropriate, do any of the following without notice to such Guarantor and without adversely affecting the validity or enforceability of this Guarantee:
(i) release, surrender, exchange, compromise, or settle the Guaranteed Indebtedness or any portion thereof; (ii) change, renew, or waive the terms of the Guaranteed Indebtedness or any portion thereof; (iii) change, renew, or waive the terms, including without limitation, the rate of interest charged to the Borrower or the Guarantor, of any note, instrument, or agreement relating to the Guaranteed Indebtedness or any portion thereof; (iv) grant any extension or indulgence with respect to the payment to the Banks of the Guaranteed Indebtedness or any portion thereof; (v) enter into any agreement of forbearance with respect to the Guaranteed Indebtedness or any portion thereof;
(vi) release, surrender, exchange or compromise any security held by the Banks for the Guaranteed Indebtedness; (vii) release any Person who is a guarantor or surety or who has agreed to purchase the Guaranteed Indebtedness or any portion thereof; and (viii) release, surrender, exchange or compromise any security or Lien held by the Banks for the liabilities of any Person who is a guarantor or surety for the Guaranteed Indebtedness or any portion thereof. Each Guarantor agrees that the Agent and the Banks may do any of the above as it deems necessary or advisable, in its sole discretion, without giving any notice to the Guarantor, and that the Guarantor will remain liable for full payment to the Banks of the Guaranteed Indebtedness.

     10. If any amount owing hereunder shall have become due and payable (by acceleration or otherwise) and an Event of Default has occurred and is continuing, the Banks and any branch, subsidiary or affiliate of the Banks anywhere in the world shall each have the right, at any time and from time to time to the fullest extent permitted by Law, in addition to all other rights and remedies available to it, without prior notice to any Guarantor, to set-off against and to appropriate and apply to such due and payable amounts any debt owing to, and any other funds held in any manner for the account of the Guarantor by the Banks or any such branch, subsidiary or affiliate including, without limitation, all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by the Guarantor with the Banks or such branch, subsidiary or affiliate. Such right shall exist whether or not the Banks shall have given notice or made any demand hereunder or under any of the Note or any other Loan Document, whether or not such debt owing to or funds held for the account of any Guarantor is or are matured or unmatured, and regardless of the existence or adequacy of any collateral, guarantee or any other security, right or remedy available to the Banks. Each Guarantor hereby consents to and confirms the foregoing arrangements, and confirms the Banks' rights and each such branch's, subsidiary's and affiliate's rights of banker's lien and set-off.

     11. Each Guarantor recognizes and agrees that the Borrower, after the date hereof,

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may incur additional Indebtedness or other obligations, fees and expenses to the
Banks under the Credit Agreement or pay existing Guaranteed Indebtedness, and that in any such transaction, even if such transaction is not now contemplated, the Banks will rely in any such case upon this Guarantee and the enforceability thereof against the Guarantor and that this Guarantee shall remain in full force and effect with respect to such Indebtedness of the Borrower to the Banks and such Indebtedness shall for all purposes constitute Guaranteed Indebtedness.

     12. Each Guarantor further agrees that, if at any time all or any part of any payment, from whomever received, theretofore applied by the Banks to any of the Guaranteed Indebtedness is or must be rescinded or returned by the Banks for any reason whatsoever including, without limitation, the insolvency, bankruptcy or reorganization of the Guarantor, such liability shall, for the purposes of this Guarantee, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Banks, and this Guarantee shall continue to be effective or be reinstated, as the case may be, as to such liabilities, all as though such application by the Banks had not been made.

     13. Each Guarantor agrees that no failure or delay on the part of the Agent or the Banks to exercise any of its rights, powers or privileges under this Guarantee shall be a waiver of such rights, powers or privileges or a waiver of any default, nor shall any single or partial exercise of any of the Agent's or the Banks' rights, powers or privileges preclude other or further exercise thereof or the exercise of any other right, power or privilege or be construed as a waiver of any default. Each Guarantor further agrees that no waiver or modification of any rights of the Agent and the Banks under this Guarantee shall be effective unless in writing and signed by the Agent and the Banks. Each Guarantor further agrees that each written waiver shall extend only to the specific instance actually recited in such written waiver and shall not impair the rights of the Agent or the Banks in any other respect.

     14. Each Guarantor unconditionally agrees to pay all reasonable costs and expenses, including reasonable attorney's fees, incurred after the occurrence of and during the continuance of an Event of Default by the Agent and the Banks in enforcing this Guarantee against such Guarantor.

     15. Each Guarantor agrees that this Guarantee and the rights and obligations of the parties hereto shall for all purposes be governed by and construed and enforced in accordance with the substantive law of the Commonwealth of Pennsylvania without giving effect to its principles of conflict of laws.

     16. Each Guarantor recognizes that this Guarantee when executed constitutes a sealed instrument and as a result the instrument will be enforceable as such without regard to any statute of limitations which might otherwise be applicable and without any consideration.

     17. Each Guarantor acknowledges that in addition to binding itself to this Guarantee, at the time of execution of this Guarantee the Banks offered to the Guarantor a copy of this Guarantee in the form in which it was executed and that by acknowledging this

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fact the Guarantor may not later be able to claim that a copy of the Guarantee was not received by it.

     18. Each Guarantor agrees that this Guarantee shall be binding upon each Guarantor, its successors and assigns; PROVIDED, HOWEVER, that the Guarantor may not assign or transfer any of its rights and obligations hereunder or any interest herein. Each Guarantor further agrees that (i) this Guarantee is freely assignable and transferable by the Banks in connection with any assignment or transfer of the Guaranteed Indebtedness in accordance with the Credit Agreement and (ii) this Guarantee shall inure to the benefit of the Banks, their respective successors and assigns. Upon indefeasible payment in full of the Guaranteed Indebtedness, this Guarantee shall terminate and be of no further effect and the Agent and the Banks shall execute any documents, instruments, agreements or any combination thereof as the Guarantors shall reasonably request to evidence such termination.

     19. Each Guarantor agrees that if such Guarantor fails to perform any covenant or agreement hereunder or if there occurs an Event of Default under the Credit Agreement, all or any part of the Guaranteed Indebtedness may be declared to be forthwith due and payable and, in the case of an Event of Default described in Sections 9.1.14 or 9.1.15 of the Credit Agreement, the Guaranteed Indebtedness shall be immediately due and payable, in any case without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

     20. Each Guarantor agrees that the enumeration of the Banks' rights and remedies set forth in this Guarantee is not intended to be exhaustive and the exercise by the Banks of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement among the parties to the Loan Documents or which may now or hereafter exist at law or in equity or by suit or otherwise.

     21. Each Guarantor agrees that all notices, statements, requests, demands and other communications under this Guarantee shall be given to the Guarantor at the address set forth in Schedule 1.1(B) to the Credit Agreement in the manner provided in Section 11.6 of the Credit Agreement.

     22. Each Guarantor agrees that the provisions of this Guarantee are severable, and in an action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of creditors generally:

          (a) if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Guarantee in any jurisdiction.

          (b) if this Guarantee would be held or determined to be void, invalid or unenforceable on account of the amount of the Guarantor's aggregate liability

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          under this Guarantee, then, notwithstanding any other provision of this Guarantee to the contrary, the aggregate amount of such liability shall, without any further action by the Banks, the Guarantor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding, which (without limiting the generality of the foregoing) may be an amount which is not greater than the greater of:

                    (A) the fair consideration actually received by the Guarantor under the terms of and as a result of the Loan Documents, including, without limiting the generality of the foregoing, and to the extent not inconsistent with applicable federal and state laws affecting the enforceability of guarantees, distributions or advances made to the Guarantor with the proceeds of any credit extended under the Loan Documents in exchange for its guaranty of the Guaranteed Indebtedness, or

                    (B) ninety-five percent (95%) of the excess of (1) the amount of the fair saleable value of the assets of the Guarantor as of the date of this Guarantee as determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors as in effect on the date thereof over (2) the amount of all liabilities of the Guarantor as of the date of this Guarantee, also as determined on the basis of applicable federal and state laws governing the insolvency of debtors as in effect on the date thereof.

     23. EACH GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE. EACH GUARANTOR (i) ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY COUNSEL IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS GUARANTEE
(ii) CERTIFIES THAT NO REPRESENTATIVE OR ATTORNEY OF THE AGENT OR ANY BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND EXECUTION AND DELIVERY HEREOF BY THE GUARANTOR, AND (iii) ACKNOWLEDGES THAT THE ENTERING INTO OF THE CREDIT AGREEMENT BY THE AGENT AND THE BANKS HAS BEEN INDUCED BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS SET FORTH IN THIS SECTION.



     Each Guarantor (i) hereby irrevocably submits to the nonexclusive jurisdiction of the Court of Common Pleas of Allegheny County, Commonwealth of Pennsylvania, or any successor to said court, and to the nonexclusive jurisdiction of the United States District Court for the Western District of Pennsylvania, or any successor to said court (hereinafter referred to as the "Pennsylvania Courts") for purposes of any suit, action or other proceeding which relates to this Guarantee or any other Loan Document, (ii) to the extent permitted by applicable Law, hereby waives and agrees not to assert by way of motion, as a defense or

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otherwise in any such suit, action or proceeding, any claim that he is not personally subject to the jurisdiction of the Pennsylvania Courts; that such suit, action or proceeding is brought in an inconvenient forum; that the venue of such suit, action or proceeding is improper; or that this Guarantee or any Loan Document may not be enforced in or by the Pennsylvania Courts, (iii) hereby agrees not to seek, and hereby waives, any collateral review by any other court, which may be called upon to enforce the judgment of any of the Pennsylvania Courts, of the merits of any such suit, action or proceeding or the jurisdiction of the Pennsylvania Courts, and (iv) waives personal service of any and all process upon it and consents that all such service of process may be made by certified or registered mail addressed as provided in Schedule 1.1(B) of the Credit Agreement and service so made shall be deemed to be completed upon actual receipt thereof. Nothing herein shall limit the Agent or the Banks' right to bring any suit, action or other proceeding against any Guarantor or any of the Guarantor's assets or to serve process on the Guarantor by any means authorized by Law.

               [SIGNATURES APPEAR ON THE NEXT PAGE.]

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        [SIGNATURE PAGE 1 OF 1 TO MASTER AGREEMENT OF GUARANTY AND SURETYSHIP]

     IN WITNESS WHEREOF, the Guarantors intending to be legally bound, have executed this Guarantee as of the date first above written with the intention that this Guarantee shall constitute a sealed instrument.



                                   EACH OF THE SUBSIDIARIES
                                   LISTED ON SCHEDULE I
                                   ATTACHED HERETO



                                   By  /s/  Brian Parker
                                       ----------------------------------
                                        Brian Parker
                                        Senior Vice President and Chief
                                        Financial Officer of each of the
                                        Subsidiaries listed on Schedule I
                                        attached hereto